UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2012

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XUN ENERGY, INC.
(Exact name of registrant as specified in its charter)

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Nevada	000-53466	26-1616719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12518 NE Airport Way Suite 148 No, 156 Portland, Oregon 97230
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (775) 200-0505 Not applicable. (Former name or former address, if changed since last report):

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 22, 2012, William D. Spier, Ph.D., 64, was appointed as a new director of Xun Energy, Inc. (the “Company”).  Dr. Spier has been an advisor in economics and business development to private equity funds in the U.S. and Europe for the past six years. Prior to that, he was a business growth consultant to major proprietary and public institutions of higher education with 5-1 year appointments.

Dr. Spier was Senior Vice President for Whitman Medical and Executive Director for Ultrasound Technical Services, a reporting issuer, for 13 years during which he was responsible for the founding and growth of the pioneering institute for medical ultrasound training which expanded to 15 major markets in the U.S.  For two years, Dr. Spier was the registered principal for Diamond Turk & Company, a specialist firm on the American Stock Exchange.

From 1969 to 1981, Dr. Spier held various positions with the New York Board of Education and was a graduate instructor at Washington University, St. Louis and Assistant Professor of Sociology at St. Louis University.  Dr. Spier was a member of the United States Teacher Corps.

Dr. Spier received his Bachelor of Arts degree from Hobart College, his Masters degree from the Washington University, St. Louis and his Doctorate in Sociology with concentration in political economy from Washington University, St. Louis.

Dr. Spier has an extensive history of publications and has authored more than fifty business plans for both start-ups and mature companies.  He is a member of economic, education and medical societies and participates on the board of public companies.  He is often a visiting instructor at NYC and metropolitan-area institutions of higher education for graduate level teaching.

In consideration for Mr. Spier’s service as director, the Company will issue 5,000 shares per month of the Company’s stock which will be valued based on the average of the five trading day close price prior to each month end.  In addition, the Company will reimburse Mr. Spier for the preapproved cost of airfare, travel expenses and disbursements made on behalf of the Company.  A copy of the Board Member Agreement between Company and Mr. Spier is attached as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

    (d) Exhibits:

Exhibit No.	Description
10.1	Board Member Agreement between Xun Energy, Inc. and William D. Spier dated May 22, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 24, 2012

XUN ENERGY, INC.

/s/ Jerry G. Mikolajczyk

By: Jerry G. Mikolajczyk

Title: President/CEO

EXHIBIT INDEX

Exhibit No.	Description
10.1	Board Member Agreement between Xun Energy, Inc. and William D. Spier dated May 22, 2012